SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K



                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 30, 1997

                             COMSAT Corporation
            --------------------------------------------------
            (Exact name of Registrant as specified in Charter)


           District of Columbia              1-4929         52-0781863
          ------------------------        ------------    --------------
          (State or other juris-          (Commission     (IRS Employer
          diction of incorporation)        File Number)   Identification
                                                          Number)


          6560 Rock Spring Drive,    Bethesda, MD              20817
          ----------------------------------------            --------
          (Address of principal executive offices)            Zip Code


Registrant's telephone number, including area code     (301) 214-3000


                               Not Applicable.
                 ---------------------------------------
      (Former name or former address, if changed since last report).



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Item 5.  Other Events
---------------------

     Attached to this report as Exhibit 99.1, and incorporated by reference in this item, is a Press Release of the Corporation, distributed on April 30, 1997, announcing the resignation of C.J. Silas as Chairman for medical reasons and the election of Edwin I. Colodny as the new Chairman of the Corporation's Board of Directors.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.                         Description
-----------                         -----------

   99.1                    Press Release dated April 30, 1997.

                                SIGNATURES
                                ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             COMSAT Corporation
                             ------------------




                         By:  /s/ Alan Korobov
                              ----------------
                                  Controller


Date:  May 5, 1997

                               EXHIBIT INDEX
                               -------------



Exhibit No.                         Description
-----------                         -----------

    99.1                    Press Release dated April 30, 1997.